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                             THE LEGENDS FUND, INC.

              Supplement dated July 29, 2002 to the Prospectus and Statement of Additional Information dated November 1, 2001


Effective July 31, 2002, the Gabelli Large Cap Value Portfolio will, under normal market conditions, invest at least 80% of its assets in common stocks of large, well-known, widely-held, high quality companies that have a market capitalization of greater than $5 billion. Companies of this type are often referred to as "Blue Chip" companies.

Effective July 31, 2002, the Baron Small Cap Portfolio will, under normal market conditions, invest at least 80% of its assets in common stocks of smaller companies with market values under $2 billion, selected for their capital appreciation potential.

Effective July 31, 2002, the Harris Bretall Sullivan & Smith Equity Growth Portfolio will, under normal market conditions, invest at least 80% of its assets in equity securities.

"Assets" shall mean net assets of the respective Portfolio, plus the amount of any borrowings of such Portfolio for investment purposes. In addition, each Portfolio will notify its shareholders at least 60 days in writing prior to changing the Portfolio's 80% investment policy.